SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2003

CardioTech International, Inc.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-28034	04-3186647
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS Employer Identification Number)

78-E Olympia Avenue, Woburn, MA 01801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 933-4772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

  ITEM 2.  Acquisition or Disposition of Assets.

  On April 7, 2003, CardioTech International, Inc. (“CardioTech”) completed the acquisition of Gish Biomedical, Inc. (“Gish”)  Gish shareholders were issued 1.3422 shares of CardioTech stock for each share of Gish common stock they owned.  The shares of common stock issued to Gish shareholders in the merger represent approximately 35% of the outstanding CardioTech common stock after the merger.  The amount of consideration was based on the book value of Gish Biomedical, Inc.

  ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)        Financial Statements

The unaudited pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the merger occurred on April 1, 2002 for the year ended March 31, 2003, nor is it necessarily indicative of the future financial position or results of operations.  CardioTech is in the process of obtaining a third party valuation of certain tangible and intangible assets, thus, the allocations of the purchase price is subject to completion.  Because the unaudtied pro forma combined condensed consolidated financial statements are based upon preliminary estimates, the pro forma adjustments may differ materially based upon the final allocation.  The audited financial statements of CardioTech as of and for the year ending March 31, 2003 will be filed on Form 10-KSB to be filed by June 30, the audited financial statements of Gish on of and for the period ending March 31, 2003 will be filed as an exhibit to CardioTech's Form 10-KSB.

AUDITED PRO FORMA COMBINED CONDENSED
CONSOLIDATED BALANCE SHEET
Fiscal Year Ending March 31, 2003

	CardioTech International, Inc. 31-Mar-03	Gish Biomedical, Inc. 31-Mar-03	Pro Forma Adjustments & Eliminations		Pro Forma Balance sheet Combined
ASSETS
Total current assets	$3,800,000	$7,218,000			$11,018,000
Property and equipment, net	298,000	2,257,000			2,555,000
Amortizable intangible assets, net	254,000		$440,000	(1)	694,000
Goodwill, net	1,085,000		1,292,000	(1)	2,397,000
Other non-current assets, including prepaid transaction costs of $421,000	461,000	729,000	(807,000	)(6)	383,000
Total assets	$5,898,000	$10,206,000	945,000		17,048,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Total liabilities	$1,141,000	2,940,000	$—		$4,081,000

Shareholders’ equity
Common stock	92,000	$—	$49,000	(2)	$141,000
Additional paid-in capital	16,167,000	10,554,000	(2,394,000	)(3)	24,327,000
Accumulated deficit	(11,159,000)	(3,270,000)	3,270,000	(4)	(11,159,000)
Treasury stock	(165,000)	—			(165,000)
Subscription receivable	(178,000)	—			(178,000)
Total shareholders’ equity	4,757,000	7,285,000	925,000		12,966,000

Total liabilities and shareholders’ equity	$5,898,000	$10,264,000	$945,000		$17,047,000

(1) Purchase Price Allocation

Fair market value of shares issued		$7,413,000
Fair market value of stock options issued		797,000
Acquisition costs		807,000
Total purchase price		9,017,000
Less cash acquired		(421,000)
Total purchase price less cash acquired		$8,596,000

Net tangible assets, net of cash acquired		$6,864,000
Goodwill and non amortizable intangibles		1,292,000
Amortizable intangibles		440,000
		$8,596,000

(2) Record par value of stock to be issued to Gish shareholders, refer to calculation in (5) below.

(3) Additional paid-in capital (APIC)

Eliminate Gish APIC	$(10,555,000)
Add APIC for new shares issed to Gish, refer to (6) for calculation.	7,364,000
Add APIC related to fair market value of new options issued to Gish	797,000
	$(2,394,000)

(4) Eliminate Gish accumulated deficit

(5) Fair value of shares issued

Shares issued to Gish	4,901,817
Average price	1.5122
Common stock value	$7,413,000

Common stock par value	49,000
Common stock APIC	7,364,000
	$7,413,000

(6) Acquisition costs included in purchase price.

UNAUDITED PRO FORMA COMBINED CONDENSED
CONSOLIDATED STATEMENT OF INCOME
For the Year Ended March 31, 2003

	CardioTech International, Inc. Year Ended 31-Mar-03	Gish Biomedical, Inc. Year Ended 31-Mar-03		Pro Forma Adjustments & Eliminations	Pro Forma Statement of Income

Net sales	$3,394,000	$17,589,000			$20,978,000
Cost of sales	2,123,000	13,144,000			15,267,000

Gross profit	1,271,000	4,440,000		—	5,711,000
Total operating expenses	2,278,000	5,061,000	(1)	47,000	6,386,000
Operating loss	(1,007,000)	(621,000)		(47,000)	(1,675,000)
Net loss	$(963,000)	$(708,000)		$(47,000)	$(1,718,000)

Net loss per common share:
Basic	$(0.11)	$(0.14	)(3)		$(0.12)
Diluted	$(0.11)	$(0.14	)(3)		$(0.12)

Shares used in computing net loss per common share
Basic	9,129,454	4,901,817	(2)		14,031,271
Diluted	9,129,454	4,901,817	(2)		14,031,271

(1) Record amortization expense for intangible assets arising from the transaction

$440,000	intangible asset value
84	7 year life
5,238	monthly expense
9	months
$47,143	YTD expense

(2) Gish Biomedical, Inc. pro forma common based upon the conversion of Gish common stock into CardioTech International, Inc. common stock at the Exchange Rate – 1.3422.

3,652,145	Gish o/s shares 4/7/03
1.3422	exchange rate
4,901,909
(92)	fractional shares paid in cash
4,901,817	CTE shares issued to Gish shareholders

(3) Gish Biomedical, Inc. net loss per common share basic and diluted calculated on a pro forma basis based on proforma common stock discussed in (2).

  (b)        N/A

  (c)         Exhibits

  2.1  Agreement and Plan of Merger and Reorganization by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc., dated as of October 25, 2002, incorporated by reference to the Joint Proxy Statement/Prospectus filed by CardioTech International, Inc. as part of its Registration Statement on Form S-4 filed on December 23, 2002.

  2.2  Amendment No. 1, to the Agreement and Plan of Merger and Reorganization by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc., dated as of October 25, 2002, dated as of January 9, 2003, incorporated by reference to Exhibit 2.2 to Amendment No. 1 to CardioTech’s Registration Statement on Form S-4, filed on January 16, 2003.

  10.1  Letter to Shareholders, incorporated by reference to CardioTech International Inc.’s Report on Form 8-K, of which this amendment is a part, filed on April 22, 2003.

  10.2  Letter of Transmittal, incorporated by reference to CardioTech International Inc.’s Report on Form 8-K, of which this amendment is a part, filed on June 23, 2003.

  Exhibit 23.1  Consent of Ernst & Young LLP, Orange County.

  EXHIBIT INDEX

  2.1          Agreement and Plan of Merger and Reorganization by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc., dated as of October 25, 2002, incorporated by reference to the Joint Proxy Statement/Prospectus filed by CardioTech International, Inc. as part of its Registration Statement on Form S-4 filed on December 23, 2002.

  2.2          Amendment No. 1, to the Agreement and Plan of Merger and Reorganization by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc., dated as of October 25, 2002, dated as of January 9, 2003, incorporated by reference to Exhibit 2.2 to Amendment No. 1 to CardioTech’s Registration Statement on Form S-4, filed on January 16, 2003.

  10.1   Letter to Shareholders, incorporated by reference to CardioTech International Inc.’s Report on Form 8-K, of which this amendment is a part, filed on April 22, 2003.

  10.2   Letter of Transmittal, incorporated by reference to CardioTech International Inc.’s Report on Form 8-K, of which this amendment is a part, filed on June 23, 2003.

  Exhibit 23.1  Consent of Ernst & Young LLP, Orange County.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf, as of June 23, 2003 by the undersigned thereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

By:	/s/ Michael Szycher
Michael Szycher
Chairman and Chief Executive Officer